                                                                   EXHIBIT 99.02

                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                     FIRST USA BANK, NATIONAL ASSOCIATION

               -------------------------------------------------
               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1994-4
               -------------------------------------------------

                Monthly Period:                8/1/01 to
                                               8/31/01
                Distribution Date:             9/17/01
                Transfer Date:                 9/14/01

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during he month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1994-4 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Monthly Distribution.
    -------------------------------------------------------

    1. The total amount of the distribution to
       Certificateholders on the Distribution Date per
       $1,000 original certificate principal amount
                                      Class A                                    $84.24885
                                      Class B                                    $ 3.85458
                                      CIA                                        $ 1.55784
                                                                                 ---------
                                        Total (Weighted Avg.)                    $57.22862

    2. The amount of the distribution set forth in
       paragraph 1 above in respect of interest on
       the Certificates, per $1,000 original
       certificate principal amount
                                      Class A                                    $ 0.91552
                                      Class B                                    $ 3.85458
                                      CIA                                        $ 1.55784
                                                                                 ---------
                                        Total (Weighted Avg.)                    $ 1.60645

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1994-4
Page 2

    3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per
       $1,000 original certificate principal amount
                                      Class A                                   $83.33333
                                      Class B                                   $ 0.00000
                                      CIA                                       $ 0.00000
                                                                                ---------
                                      Total (Weighted Avg.)                     $55.62217

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1. Allocation of Principal Receivables.
       ------------------------------------

       The aggregate amount of Allocations of Principal
       Receivables processed during the Monthly Period
       which were allocated in respect of the Certificates
                                      Class A                             $112,350,893.00
                                      Class B                             $  8,736,145.38
                                      CIA                                 $ 13,459,758.91
                                                                          ---------------
                                      Total                               $134,546,797.29

    2. Allocation of Finance Charge Receivables
       ----------------------------------------

       (a1)The aggregate amount of Allocations of Finance
           Charge Receivables processed during the Monthly
           Period which were allocated in respect of the
           Certificates
                                      Class A                               $3,839,636.05
                                      Class B                               $  896,088.75
                                      CIA                                   $  536,611.28
                                                                            -------------
                                      Total                                 $5,272,336.08

    3. Principal Receivable / Investor Percentages
       -------------------------------------------
       (a) The aggregate amount of Principal Receivables in
           the Trust as of 08/31/01                                    $32,106,606,886.19


       (b) Invested Amount as of 08/31/01
                                      Class A                             $181,612,500.00
                                      Class B                             $ 56,550,000.00
                                      CIA                                 $ 33,930,000.00
                                                                          ---------------
                                      Total                               $272,092,500.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1994-4
Page 3

       (c) The Floating Allocation Percentage:
                                      Class A                                                0.737%
                                      Class B                                                0.172%
                                      CIA                                                    0.103%
                                                                                             ------
                                      Total                                                  1.012%

       (d) During the Amortization Period: The Invested Amount
           as of 10/31/00 (the last day of the Revolving Period)
                                      Class A                                       $726,450,000.00
                                      Class B                                       $ 56,550,000.00
                                      CIA                                           $ 87,000,000.00
                                                                                    ---------------
                                      Total                                         $870,000,000.00

       (e) The Fixed/Floating Allocation Percentage:
                                      Class A                                                2.212%
                                      Class B                                                0.172%
                                      CIA                                                    0.265%
                                                                                             ------
                                      Total                                                  2.649%

    4. Delinquent Balances.
       --------------------

       The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

       (a) 30 - 59 days                                                           $  458,027,278.44
       (b) 60 - 89 days                                                           $  313,080,490.58
       (c) 90 - 119 days                                                          $  234,635,571.22
       (d) 120 - 149 days                                                         $  193,725,750.16
       (e) 150 - 179 days                                                         $  160,402,537.09
       (f) 180 or more days                                                       $            0.00
                                      Total                                       $1,359,871,627.49

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1994-4
Page 4

    5. Monthly Investor Default Amount.
       -------------------------------

       (a) The aggregate amount of all defaulted Principal
           Receivables written off as uncollectible during the
           Monthly Period allocable to the Invested Amount
           (the aggregate "Investor Default Amount")
                                      Class A                                         $1,226,365.86
                                      Class B                                         $  286,207.49
                                      CIA                                             $  171,391.70
                                                                                      -------------
                                      Total                                           $1,683,965.05

       (b) The amount set forth in paragaraph 5(a) above in
           respect of the Monthly Investor Default Amount, per
           original $ 1,000 interest
                                      Class A                                                 $1.69
                                      Class B                                                 $5.06
                                      CIA                                                     $1.97
                                                                                              -----
                                      Total                                                   $1.94

    6. Investor Charge-Offs & Reimbursements of Charge-Offs.
       ----------------------------------------------------

       (a) The aggregate amount of Class A Investor Charge-
           Offs and the reductions in the Class B Invested
           Amount and the CIA
                                      Class A                                                 $0.00
                                      Class B                                                 $0.00
                                      CIA                                                     $0.00
                                                                                              -----
                                      Total                                                   $0.00

       (b) The amounts set forth in paragraph 6(a) above, per
           $1,000 original certificate principal amount (which
           will have the effect of reducing, pro rata, the
           amount of each Certificateholder's investment)
                                      Class A                                                 $0.00
                                      Class B                                                 $0.00
                                      CIA                                                     $0.00
                                                                                              -----
                                      Total                                                   $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1994-4
Page 5

       (c) The aggregate amount of Class A Investor Charge-
           Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the CIA

                              Class A                                                         $0.00
                              Class B                                                         $0.00
                              CIA                                                             $0.00
                                                                                              -----
                              Total                                                           $0.00

       (d) The amounts set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                              Class A                                                         $0.00
                              Class B                                                         $0.00
                              CIA                                                             $0.00
                                                                                              -----
                              Total                                                           $0.00

    7. Investor Servicing Fee
       ----------------------
       (a) The amount of the Investor Monthly Servicing Fee
           payable by the Trust to the Servicer for the
           Monthly Period

                              Class A                                                   $227,015.62
                              Class B                                                   $ 70,687.50
                              CIA                                                       $ 42,412.50
                                                                                        -----------
                              Total                                                     $340,115.62

       (b) The amount set forth in paragraph 7(a) above, per $ 1,000 interest

                              Class A                                                   $1.25000000
                              Class B                                                   $1.25000000
                              CIA                                                       $1.25000000
                                                                                        -----------
                              Total                                                     $1.25000000


    8. Reallocated Principal Collections
       ---------------------------------
           The amount of Reallocated CIA
           and Class B Principal Collections applied in respect
           of Interest Shortfalls, Investor Default Amounts or Investor
           Charge-Offs for the prior month.

                              Class B                                                         $0.00
                              CIA                                                             $0.00
                                                                                              -----
                              Total                                                           $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1994-4
Page 6

    9.  Collateral Invested Amount
        --------------------------
        (a) The amount of the Collateral Invested Amount as of the close of business on the related Distribution Date after
            giving effect to withdrawals, deposits and payments to
            be made in respect of the preceding month                                 $33,930,000.00

        (b) The Required CIA Invested Amount as of the
            close of business on the related Distribution Date after
            giving effect to withdrawals, deposits and payments to
            be made in respect of the preceding month                                 $33,930,000.00

    10. The Pool Factor
        ---------------
            The Pool Factor (which represents the ratio of the amount of the
            Investor Interest on the last day of the Monthly Period, inclusive of any principal payments to be made on the related Distribution Date, to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor
            Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                       Class A                                            0.16666667
                                       Class B                                            1.00000000
                                       Total                                              0.22685185

    11. The Portfolio Yield
        -------------------
            The Portfolio Yield for the related Monthly Period                                12.95%

    12. The Base Rate
        -------------
            The Base Rate for the related Monthly Period                                       6.04%

MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page






                              First USA Bank, National Association
                              as Servicer


                              By:  /s/ Tracie Klein
                                  ------------------------------
                                   Tracie Klein
                                   First Vice President